SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 21, 2004

STEPAN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4462	36-1823834
(Commission File Number)	(I.R.S. Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois	60093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 446-7500

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release of Stepan Company dated July 21, 2004

Item	9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition.

On July 21, 2004, Stepan Company (“Stepan”) issued a press release providing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

By:	/s/ Kathleen M. Owens
Kathleen M. Owens
Assistant Secretary

Date:         July 22, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Stepan Company dated July 21, 2004

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